Exhibit 99.1

Saia Announces Planned Executive Leadership Team Transition

Johns Creek, GA, March 6, 2020 — Saia, Inc. (NASDAQ: SAIA), a leading transportation provider offering multi-regional less-than-truckload (LTL), non-asset truckload, expedited and logistics services, announced today that its Board of Directors has approved a planned leadership transition that provides continuity in executive leadership to support the Company’s long term strategy.  Effective April 28, 2020, Fritz Holzgrefe will become President and Chief Executive Officer.  Rick O’Dell, Saia’s CEO since 2006, will remain with the Company assuming the role of non-executive Chairman of the Board of Directors.  After 28 years of affiliation with Saia, current Board Chairman, Bert Trucksess, will relinquish his chairmanship duties and retire from the Board.

“As part of the Saia long range talent acquisition and succession planning, Fritz joined the Company as Chief Financial Officer in 2014 and transitioned to the role of President and Chief Operating Officer in January 2019.  Today I would like to congratulate Fritz on his appointment as President and Chief Executive Officer.  Under Fritz’s leadership, we expect to continue to build upon Saia’s record of success,” Trucksess said.  “I would also like to thank Rick O’Dell for leading Saia’s growth from a regional LTL carrier into a leading national LTL provider with revenues approaching $1.8 billion in 2019 and with over 10,000 employees.  I note that the market cap of the Company has grown from $275 million in 2006 to approximately $2.2 billion today.  Most importantly, this success results from a strict adherence to the Company’s values, culture and customer-first approach.”

“Saia’s record of success has been built on a foundation of consistently providing high quality and timely service to our customers,” O’Dell said. “Our ability to develop strong customer relationships is really the result of the commitment made by our entire Saia team each day.  This culture at Saia is rooted in core values developed over a 95-year history and which remain essential to our current and future success.  It has been an honor to serve as the CEO of Saia and I will serve as the Chairman of the Board with great enthusiasm.  The Board and I are confident in Fritz’s abilities and that he is the right person to lead and build this organization as we pursue our goal of excellence for all of our stakeholders.”

“I have had the honor of working with Bert Trucksess for over two decades,” O’Dell continued.  “His professionalism, dedication and leadership have been instrumental in my professional development and the Company’s growth and success.  On behalf of the Board and everyone at Saia, I would like to express our gratitude to Bert for his many contributions and wish him well.”

“I am humbled by the opportunity to lead our dynamic organization,” said Holzgrefe. “Saia’s success under Bert and Rick’s leadership is unquestioned and with a constant focus on the customer, I look forward to keeping Saia on a path of continued growth and improving profitability, benefitting all of our stakeholders.  I look forward to working with Rick, our Board and all of our employees as we move from our first century of success into our next,” concluded Holzgrefe.”

Holzgrefe joined Saia in 2014 after serving as chief financial officer and leading the international division of a large commodity processing and distribution business.  Since joining Saia, Holzgrefe served as CFO and has assumed leadership for the Company’s pricing, real estate, maintenance and properties, before assuming leadership of the operations organization in 2019.  His earlier career included tenure in industrial and food processing businesses along with financial advisory services and commercial banking.

About Saia, Inc.

Saia, Inc. (NASDAQ: SAIA) offers customers a wide range of less-than-truckload, non-asset truckload, expedited and logistics services.  With headquarters in Georgia, Saia LTL Freight operates 169 terminals in 44 states.  For more information on Saia, Inc. visit the Investor Relations section at www.saiacorp.com.

Cautionary Note Regarding Forward-Looking Statements

The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand the future prospects of a company and make informed investment decisions. This news release may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “may,” “plan,” “predict,” “believe,” “should” and similar words or expressions are intended to identify forward-looking statements. Investors should not place undue reliance on forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements. All forward-looking statements reflect the present expectation of future events of our management as of the date of this news release and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in any forward-looking statements. These factors, risks, uncertainties and assumptions include, but are not limited to, (1) general economic conditions including downturns in the business cycle; (2) effectiveness of Company-specific performance improvement initiatives, including management of the cost structure to match shifts in customer volume levels; (3) the creditworthiness of our customers and their ability to pay for services; (4) failure to achieve acquisition synergies; (5) failure to operate and grow acquired businesses in a manner that supports the value allocated to these acquired businesses; (6) economic declines in the geographic regions or industries in which our customers operate; (7) competitive initiatives and pricing pressures, including in connection with fuel surcharge; (8) loss of significant customers; (9) the Company’s need for capital and uncertainty of the credit markets; (10) the possibility of defaults under the Company’s debt agreements (including violation of financial covenants); (11) possible issuance of equity which would dilute stock ownership; (12) integration risks; (13) the effect of litigation including class action lawsuits; (14) cost and availability of qualified drivers, fuel, purchased transportation, real property, revenue equipment, technology and other assets; (15) the effect of governmental regulations, including but not limited to Hours of Service, engine emissions, the Compliance, Safety, Accountability (CSA) initiative, the Food and Drug Administration, compliance with legislation requiring companies to evaluate their internal control over financial reporting, Homeland Security, environmental regulations, tax law changes and potential changes to the North American Free Trade Agreement and to certain international tariffs; (16) changes in interpretation of accounting principles; (17) dependence on key employees; (18) inclement weather; (19) labor relations, including the adverse impact should a portion of the Company’s workforce become unionized; (20) terrorism risks; (21) self-insurance claims and other expense volatility; (22) risks arising from international business operations and relationships; (23) recent increases in the severity of auto liability claims against trucking companies and sharply higher costs of settlements and verdicts; (24) cost and availability of insurance coverage including the possibility the Company may be required to pay additional premiums, may be required to assume additional liability under its auto policy or be unable to obtain coverage; (25) increased costs of healthcare and prescription drugs, including as a result of healthcare reform legislation; (26) social media risks; (27) disruption in or failure of the Company’s technology or equipment including services essential to operations of the Company and/or cyber security risk; (28) failure to successfully execute the strategy to expand the Company’s service geography into the Northeastern United States; and (29) other financial, operational and legal risks and uncertainties detailed from time to time in the Company’s SEC filings.

As a result of these and other factors, no assurance can be given as to our future results and achievements. Accordingly, a forward-looking statement is neither a prediction nor a guarantee of future events or circumstances and those future events or circumstances may not occur. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this press release. We are under no obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

# # #

CONTACT:Saia, Inc.

Investor Relations

investors@saia.com

770.232.4088